Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Azco Mining Inc. (the “Company”) on Form 10-KSB for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), W. Pierce Carson, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 20, 2005

/s/ W. Pierce Carson

W. Pierce Carson

Chief Financial Officer